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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) NOVEMBER 24, 1998



                           INTERNATIONAL BARTER CORP.
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                          (State or Other Jurisdiction
                                of Incorporation)


           0-24005                                      91-1739746
  (Commission File Number)                    (IRS Employer Identification
                                                          Number)


                           INTERNATIONAL BARTER CORP.
                      21400 INTERNATIONAL BLVD., SUITE 207
                            SEATTLE, WASHINGTON 98198
                    (Address of Principal Executive Offices)


                                 (206) 870-9290
                  (Registrant's Telephone, Including Area Code)






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                           INTERNATIONAL BARTER CORP.




ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Andersen Andersen & Strong L.C. has audited the Company's financial statements annually since the fiscal year ended March 31, 1996. Subsequent to the completion of the audit for the fiscal year ended March 31, 1998, the Company retained a partner of Andersen Andersen & Strong L.C. to serve as its Chief Financial Officer. Because it could no longer serve the Company in an independent capacity for the 1999 fiscal year, the former accounting firm declined to stand for re-election at the 1998 Annual Meeting of shareholders on November 24, 1998.

        As of January 15, 1999, the Company engaged the firm of Moss Adams L.L.P. as its independent accountants for the fiscal year ended March 31, 1999. The Company's Board of Directors approved the change in accountants.

        The reports of Andersen Andersen & Strong L.C. for prior fiscal years have not contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


        Andersen Andersen & Strong L.C. has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is filed as an exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)     Letter from Andersen Andersen & Strong L.C.



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERNATIONAL BARTER CORP.
(Registrant)


By:  /s/ Steven White
    -----------------------------------
Steven White
President and Chief Executive Officer


By:  /s/ Kevin R. Andersen
    -----------------------------------
Chief Financial Officer

Date:  February 19, 1999




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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    ------------

16.1           Letter from Andersen Andersen & Strong LC on Change in
               Certifying Accountant















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